UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  May 23, 2007
                                                       ------------

                                 CopyTele, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-11254                                   11-2622630
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       (Commission File Number)               (IRS Employer Identification No.)


     900 Walt Whitman Road, Melville, NY                             11747
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  (Address of Principal Executive Offices)                         (Zip Code)

                                 (631) 549-5900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01         Entry Into a Material Definitive Agreement.
                  ------------------------------------------

On May 23, 2007, CopyTele, Inc. entered into a Long Term Agreement with The Boeing Company ("Boeing"). The Long Term Agreement governs the purchase from time to time by Boeing of CopyTele's encryption products and services. The term of the Long Term Agreement is three years. The Long Term Agreement replaces a prior Long Term Agreement that CopyTele had entered into with Boeing's subsidiary, Boeing Satellite Systems International, Inc., which had expired.

The Long Term Agreement allows Boeing to provide, among other things, CopyTele's encryption products for use over the Boeing-built Thuraya satellite communications network. Under the Long Term Agreement, Boeing will distribute CopyTele's products on a non-exclusive basis. Customers desiring to purchase such products will be able to find authorized Boeing sales information under the "Encryption Products" link on CopyTele's website, www.copytele.com.

There is no material relationship between CopyTele or any of its affiliates, on the one hand, and Boeing, on the other, except for the Long Term Agreement.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

    (c)           Exhibits.

                  10.1 Long Term Agreement, dated May 23, 2007, between The Boeing Company and CopyTele, Inc.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COPYTELE, INC.

                                                  By: /s/ Denis A. Krusos
                                                      -------------------
                                                  Denis A. Krusos
                                                  Chairman of the Board,
Date: May 24, 2007                                Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------

10.1 Long Term Agreement, dated May 23, 2007, between The Boeing Company and CopyTele, Inc.


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